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                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                            DATED SEPTEMBER 16, 2002

WITHDRAWAL CHARGES

For contracts issued on and after January 27, 2003, upon a full surrender of the contract, all unliquidated purchase payments will be liquidated for purposes of calculating the withdrawal charge.

EXERCISE OF GRIB II

Monthly Income Factors

For contracts issued on and after January 27, 2003, and in states where approved, the Income Base may be applied to monthly income factors to purchase a guaranteed lifetime income under the following annuity options:

Option 1: Life Annuity with a 10-Year Period Certain - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the annuitant. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if the annuitant dies period to the end of the tenth year.

Option 2: Joint and Survivor Life Annuity with a 10-Year Period Certain - An annuity with payments guaranteed for 10 years and continuing thereafter during the joint lifetime of the annuitant and a designated co-annuitant. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if both the annuitant and the co-annuitant die prior to the end of the tenth year.

                        SUPPLEMENT DATED JANUARY 6, 2003

ManUSA Scudder Misc.Supp 1/2003